Exhibit 99.1

This Statement on Form 3 is filed by Fortress Investment Holdings LLC, Fortress Investment Group LLC, Fortress Principal Investment Holdings II LLC, Fortress Investment Fund (GP) Holdings LLC, Fortress Fund III GP LLC, Fortress Investment Fund III LP, Fortress Investment Fund III (Fund B) LP, Fortress Investment Fund III (Fund D) LP.

This report is the first of two Forms 3 filed jointly by Fortress Investment Holdings LLC, Fortress Investment Group LLC, Fortress Principal Investment Holdings II LLC, Fortress Investment Fund (GP) Holdings LLC, Fortress Fund III GP LLC, Fortress Investment Fund III LP, Fortress Investment Fund III (Fund B) LP, Fortress Investment Fund III (Fund D) LP, Drawbridge Global Macro Advisors LP, Drawbridge Global Macro Fund LP, Drawbridge Global Macro Fund Ltd., Drawbridge Global Macro GP LLC, and Drawbridge Global Macro Master Fund Ltd, all of which are direct or indirect 10% beneficial owners. The principal business address of each of the Reporting Persons is 1345 Avenue of the Americas, 16th Floor, New York, NY 10105.

Name of Designated Filer: Fortress Investment Holdings LLC

Date of Event Requiring Statement: August 7, 2006

Issuer Name and Ticker or Trading Symbol: Aircastle Limited (AYR)


                            FORTRESS INVESTMENT HOLDINGS LLC

                             /s/ Randal A. Nardone
                            -----------------------------------------
                            By:   Randal A. Nardone
                            Its:  Chief Operating Officer

                            FORTRESS INVESTMENT GROUP LLC

                             /s/ Randal A. Nardone
                            -----------------------------------------
                            By:   Randal A. Nardone
                            Its:  Chief Operating Officer


                            FORTRESS PRINCIPAL INVESTMENT HOLDINGS II

                             /s/ Randal A. Nardone
                            -----------------------------------------
                            By:   Randal A. Nardone
                            Its:  Chief Operating Officer


                            FORTRESS INVESTMENT FUND GP (HOLDINGS) LLC

                             /s/ Randal A. Nardone
                            -----------------------------------------
                            By:   Randal A. Nardone
                            Its:  Chief Operating Officer


                            FORTRESS FUND III GP LLC

                             /s/ Randal A. Nardone
                            -----------------------------------------
                            By:   Randal A. Nardone
                            Its:  Chief Operating Officer


                            FORTRESS INVESTMENT FUND III LP

                            By:   Fortress Fund III GP LLC, Its General Partner

                             /s/ Randal A. Nardone
                            -----------------------------------------
                            By:   Randal A. Nardone
                            Its:  Chief Operating Officer


                            FORTRESS INVESTMENT FUND III (FUND B) LP

                            By:   Fortress Fund III GP LLC, Its General Partner

                             /s/ Randal A. Nardone
                            -----------------------------------------
                            By:   Randal A. Nardone
                            Its:  Chief Operating Officer


                            FORTRESS INVESTMENT FUND III (FUND D) LP

                            By:   Fortress Fund III GP LLC, Its General Partner

                             /s/ Randal A. Nardone
                            -----------------------------------------
                            By:   Randal A. Nardone
                            Its:  Chief Operating Officer